================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)            May 15, 2000
                                                                ------------


                      FIRST USA BANK, NATIONAL ASSOCIATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

              (As Servicer on behalf of CC MASTER CREDIT CARD TRUST
                (FORMERLY CHEVY CHASE MASTER CREDIT CARD TRUST))

   Laws of the United States                33-81786                       51-0269396
-------------------------------     -----------------------     ----------------------------
(State or other jurisdiction of     (Commission File Number)    (IRS Employer Identification
incorporation or organization)                                            Number)


201 North Walnut Street, Wilmington, Delaware                           19801
---------------------------------------------                        ----------
 (Address of principal executive offices)                            (Zip Code)


                                  302/594-4117
               --------------------------------------------------
               Registrant's telephone number, including area code


                                       N/A
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

================================================================================

Item 7.    Financial Statements and Exhibits

       (c) Exhibits.

           The following exhibits are filed as a part of this report:

           (99.01) Series 1994-5 Monthly Certificateholders' Statement

           (99.02) Series 1994-5 Monthly Statement To Certificateholders

           (99.03) Series 1995-1 Monthly Certificateholders' Statement

           (99.04) Series 1995-1 Monthly Statement To Certificateholders

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 FIRST USA BANK, NATIONAL ASSOCIATION
                                 As Servicer of the CC Master Credit Card Trust (formerly Chevy Chase Master Credit Card Trust)


                                 By:  /s/ Tracie H. Klein
                                      ---------------------------
                                      Name:  Tracie H. Klein
                                      Title: First Vice President


Date: May 15, 2000
      ------------

                                  Exhibit Index


Exhibit No.                    Description                               Page

  99.01       Series 1994-5 Monthly Certificateholders' Statement

  99.02       Series 1994-5 Monthly Statement to Certificateholders

  99.03       Series 1995-1 Monthly Certificateholders' Statement

  99.04       Series 1995-1 Monthly Statement to Certificateholders

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                           CC MASTER CREDIT CARD TRUST
                 (Formerly Chevy Chase Master Credit Card Trust)
                                  SERIES 1994-5

         Pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of August 1, 1994, as amended by the First Amendment to the Amended and Restated Pooling and Servicing Agreement, dated as of September 28, 1994 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended, or otherwise modified, the "Pooling and Servicing"), between First USA Bank, NA., as Seller and Servicer ("First USA"), and Bankers Trust Company, as trustee (the "Trustee"), First USA as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the CC Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 15, 2000, and with respect to the performance of the Trust during the month of April, 2000 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1994-5 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

     A)   Information Regarding Distributions to the Class A
          Certificateholders, per $1,000 original
          certificate principal amount.

          (1) The total amount of the distribution to Class
          A Certificateholders, per $1,000 original
          certificate principal amount                              $ 83.7442364

          (2) The amount of the distribution set forth in
          paragraph 1 above in respect of interest on the
          Class A Certificates, per $1,000 original
          certificate principal amount                              $  0.4109258

          (3) The amount of the distribution set forth in
          paragraph 1 above in respect of principal of the
          Class A Certificates, per $1,000 original
          certificate principal amount                              $ 83.3333106

     B)   Class A Investor Charge Offs and Reimbursement of
          Charge Offs

          (1) The amount of Class A Investor Charge Offs            $  0.0000000

          (2) The amount of Class A Investor Charge Offs set
          forth in paragraph 1 above, per $1,000 original
          certificate principal amount                              $  0.0000000

          (3) The total amount reimbursed in respect of
          Class A Investor Charge Offs                              $  0.0000000

          (4) The amount set forth in paragraph 3 above, per
          $1,000 original certificate principal amount              $  0.0000000

          (5) The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date                                                      $  0.0000000

     C)   Information Regarding Distributions to the Class B
          Certificateholders, per $1,000 original
          certificate principal amount.

          (1) The total amount of the distribution to Class
          B Certificatedholders, per $1,000 original
          certificate principal amount                              $  5.0944443

          (2) The amount of the distribution set forth in
          paragraph 1 above in respect of interest on the
          Class B Certificates, per $1,000 original
          cerificate principal amount                               $  5.0944443

          (3) The amount of the distribution set forth in
          paragraph 1 above in respect of principal on the
          Class B Certificates, per $1,000 original
          cerificate principal amount                               $  0.0000000

     D)   Class B Investor Charge Offs and Reimbursement of
          Charge Offs

          (1) The amount of Class B Investor Charge Offs            $  0.0000000

          (2) The amount of Class B Investor Charge Offs set
          forth in paragraph 1 above, per $1,000 original
          certificate principal amount                              $  0.0000000

          (3) The total amount reimbursed in respect of
          Class B Investor Charge Offs                              $  0.0000000

          (4) The amount set forth in paragraph 3 above, per
          $1,000 original certificate principal amount              $  0.0000000

          (5) The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date                                                      $  0.0000000

                                        First USA Bank NA,
                                        as Servicer


                                        By /s/ Tracie H. Klein
                                           --------------------------
                                           Tracie H. Klein
                                           First Vice President

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                           CC MASTER CREDIT CARD TRUST
                 (Formerly Chevy Chase Master Credit Card Trust)
                                  Series 1994-5


RECEIVABLES

Beginning of the Month Principal Receivables:           $1,116,994,631.82
Beginning of the Month Finance Charge Receivables:      $   56,923,443.19
Beginning of the Month Discounted Receivables:          $            0.00
Beginning of the Month Total Receivables:               $1,173,918,075.01

Removed Principal Receivables:                          $            0.00
Removed Finance Charge Receivables:                     $            0.00
Removed Total Receivables:                              $            0.00

Additional Principal Receivables:                       $            0.00
Additional Finance Charge Receivables:                  $            0.00
Additional Total Receivables:                           $            0.00

Discounted Receivables Generated this Period:           $            0.00

End of the Month Principal Receivables:                 $1,097,531,558.70
End of the Month Finance Charge Receivables:            $   56,711,481.18
End of the Month Discounted Receivables:                $            0.00
End of the Month Total Receivables:                     $1,154,243,039.88

Special Funding Account Balance                         $            0.00
Aggregate Invested Amount (all Master Trust Series)     $  283,703,360.92
End of the Month Seller Amount                          $  813,828,197.78
End of the Month Seller Percentage                                 74.15%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                           RECEIVABLES

       30-59 Days Delinquent                            $   21,943,463.18
       60-89 Days Delinquent                            $   17,006,597.57
       90+ Days Delinquent                              $   38,078,438.76

       Total 30+ Days Delinquent                        $   77,028,499.51
       Delinquent Percentage                                        6.67%

Defaulted Accounts During the Month                     $    7,976,691.31
Annualized Default Percentage                                       8.57%

Principal Collections                                      132,197,617.02
Principal Payment Rate                                             11.84%

Total Payment Rate                                                 12.76%

INVESTED AMOUNTS

       Class A Initial Invested Amount                  $  230,000,000.00
       Class B Initial Invested Amount                  $   20,000,000.00

INITIAL INVESTED AMOUNT                                 $  250,000,000.00

       Class A Invested Amount                          $   26,833,326.00
       Class B Invested Amount                          $   28,000,000.00

INVESTED AMOUNT                                         $   54,833,326.00

FLOATING ALLOCATION PERCENTAGE                                      7.31%
PRINCIPAL ALLOCATION PERCENTAGE                                    31.33%

MONTHLY SERVICING FEE                                   $       68,541.66

INVESTOR DEFAULT AMOUNT                                 $      583,199.84

CLASS A AVAILABLE FUNDS --

CLASS A FLOATING PERCENTAGE                                        65.71%

       Class A Finance Charge Collections               $      897,990.76
       Other Amounts                                    $            0.00

TOTAL CLASS A AVAILABLE FUNDS                           $      897,990.76

       Class A Monthly Interest                         $      132,318.11
       Class A Servicing Fee                            $       33,541.66
       Class A Investor Default Amount                  $      383,245.69

TOTAL CLASS A EXCESS SPREAD                             $      348,885.30

REQUIRED AMOUNT                                         $            0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING PERCENTAGE                                        34.29%

       Class B Finance Charge Collections               $      476,683.31
       Other Amounts                                    $            0.00

TOTAL CLASS B AVAILABLE FUNDS                           $      476,683.31

       Class B Monthly Interest                         $      142,644.44
       Class B Servicing Fee                            $       35,000.00

TOTAL CLASS B EXCESS SPREAD                             $      299,038.87

EXCESS SPREAD --

TOTAL EXCESS SPREAD                                     $      647,924.17

       Excess Spread Applied to Required Amount         $            0.00

       Excess Spread Applied to Class A Investor        $            0.00
       Charge Offs

       Excess Spread Applied to Class B Items           $      199,954.15

       Excess Spread Applied to Class B Investor        $            0.00
       Charge Offs

       Excess Spread Applied to Monthly Cash            $            0.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral         $            0.00
       Account

       Excess Spread Applied to other amounts owed      $            0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                             $      447,970.02

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                       $    2,094,180.71

SERIES 1994-5 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO          $            0.00
SERIES 1994-5

       Excess Finance Charge Collections Applied to     $            0.00
       Required Amount

       Excess Finance Charge Collections Applied to     $            0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to     $            0.00
       Class B Items

       Excess Finance Charge Collections Applied to     $            0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to     $            0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to     $            0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to     $            0.00
       other amounts owed Cash Collateral Depositor

YIELD AND BASE RATE --

       Base Rate (Current Month)                                    6.33%
       Base Rate (Prior Month)                                      6.73%
       Base Rate (Two Months Ago)                                   6.93%

THREE MONTH AVERAGE BASE RATE                                       6.66%

       Portfolio Yield (Current Month)                             11.63%
       Portfolio Yield (Prior Month)                               15.11%
       Portfolio Yield (Two Months Ago)                            12.43%

THREE MONTH AVERAGE PORTFOLIO YIELD                                13.06%

PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                       92.00%

       Class A Principal Collections                    $   38,109,098.83

CLASS B PRINCIPAL PERCENTAGE                                        8.00%

       Class B Principal Collections                    $    3,313,834.68

TOTAL PRINCIPAL COLLECTIONS                             $   41,422,933.51

INVESTOR DEFAULT AMOUNT                                 $      583,199.84

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER       $            0.00
SERIES

CLASS A AMORTIZATION --

       Controlled Amortization Amount                   $   26,833,326.00
       Deficit Controlled Amortization Amount           $            0.00

CONTROLLED DISTRIBUTION AMOUNT                          $   26,833,326.00

CLASS B AMORTIZATION --

       Controlled Amortization Amount                   $            0.00
       Deficit Controlled Amortization Amount           $            0.00

CONTROLLED DISTRIBUTION AMOUNT                          $            0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR               $   15,172,807.35
PRINCIPAL SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                            $            0.00

CLASS B INVESTOR CHARGE OFFS                            $            0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                 $            0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                 $            0.00


CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                  $    3,920,000.00
       Available Cash Collateral Amount                 $    3,920,000.00


INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Payments               $            0.00
       Class B Interest Rate Cap Payments               $            0.00


TOTAL DRAW AMOUNT                                       $            0.00
CASH COLLATERAL ACCOUNT SURPLUS                         $            0.00


                            First USA Bank, NA,
                            as Servicer

                            By: /s/ Tracie H. Klein
                               -------------------------
                               Tracie H. Klein
                               First Vice President

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT
                           CC MASTER CREDIT CARD TRUST
                 (Formerly Chevy Chase Master Credit Card Trust)
                                  SERIES 1995-1

         Pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of August 1, 1994, as amended by the First Amendment to the Amended and Restated Pooling and Servicing Agreement, dated as of September 28, 1994 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended, or otherwise modified, the "Pooling and Servicing"), between First USA Bank, NA., as Seller and Servicer ("First USA "), and Bankers Trust Company, as trustee (the "Trustee"), First USA as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the CC Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 15, 2000, and with respect to the performance of the Trust during the month of April, 2000 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement or the Series 1995-1 Supplement dated as of March 1, 1995 between First USA , as Seller and Servicer, and the Trustee (as amended and supplemented , the "Series Supplement".

     A)   Information Regarding Distributions to the Class A
          Certificateholders, per $1,000 original
          certificate principal amount.

          (1) The total amount of the distribution to Class
          A Certificateholders, per $1,000

          original certifcate principal amount                      $ 73.5385714

          (2) The amount of the distribution set forth in
          paragraph 1 above in respect of interest on the
          Class A Certificates, per $1,000 original
          certificate principal amount                              $  2.1100000

          (3) The amount of the distribution set forth in
          paragraph 1 above in respect of principal of the
          Class A Certificates, per $1,000 original
          certificate principal amount                              $ 71.4285714

     B)   Class A Investor Charge Offs and Reimbursement of
          Charge Offs

          (1) The amount of Class A Investor Charge Offs            $  0.0000000

          (2) The amount of Class A Investor Charge Offs set
          forth in paragraph 1 above, per $1,000 original
          certificate principal amount                              $  0.0000000

          (3) The total amount reimbursed in respect of
          Class A Investor Charge Offs                              $  0.0000000

          (4) The amount set forth in paragraph 3 above, per
          $1,000 original certificate principal amount              $  0.0000000

          (5) The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date                                                      $  0.0000000

     C)   Information Regarding Distributions to the Class B
          Certificateholders, per $1,000 original
          certificate principal amount.

          (1) The total amount of the distribution to Class
          B Certificatedholders, per $1,000 original
          certificate principal amount                              $  5.0400000

          (2) The amount of the distribution set forth in
          paragraph 1 above in respect of interest on the
          Class B Certificates, per $1,000 original
          cerificate principal amount                               $  5.0400000

          (3) The amount of the distribution set forth in
          paragraph 1 above in respect of principal on the
          Class B Certificates, per $1,000 original
          cerificate principal amount                               $  0.0000000

     D)   Class B Investor Charge Offs and Reimbursement of
          Charge Offs

          (1) The amount of Class B Investor Charge Offs            $  0.0000000

          (2) The amount of Class B Investor Charge Offs set
          forth in paragraph 1 above, per $1,000 original
          certificate principal amount                              $  0.0000000

          (3) The total amount reimbursed in respect of
          Class B Investor Charge Offs                              $  0.0000000

          (4) The amount set forth in paragraph 3 above, per
          $1,000 original certificate principal amount              $  0.0000000

          (5) The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date                                                      $  0.0000000

                                    First USA BANK, NA.,
                                    as Servicer

                                    By /s/ Tracie H. Klein
                                       ---------------------------
                                       Tracie H. Klein
                                       First Vice President

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                           CC MASTER CREDIT CARD TRUST
                 (Formerly Chevy Chase Master Credit Card Trust)
                                  SERIES 1995-1

RECEIVABLES

Beginning of the Month Principal Receivables:              $  1,116,994,631.82
Beginning of the Month Finance Charge Receivables:         $     56,923,443.19
Beginning of the Month Discounted Receivables:             $              0.00
Beginning of the Month Total Receivables:                  $  1,173,918,075.01

Removed Principal Receivables:                             $              0.00
Removed Finance Charge Receivables:                        $              0.00
Removed Total Receivables:                                 $              0.00

Additional Principal Receivables:                          $              0.00
Additional Finance Charge Receivables:                     $              0.00
Additional Total Receivables:                              $              0.00

Discounted Receivables Generated this Period:              $              0.00

End of the Month Principal Receivables:                    $  1,097,531,558.70
End of the Month Finance Charge Receivables:               $     56,711,481.18
End of the Month Discounted Receivables:                   $              0.00
End of the Month Total Receivables:                        $  1,154,243,039.88

Special Funding Account Balance                            $              0.00
Aggregate Invested Amount (all Master Trust Series)        $    283,703,360.92
End of the Month Seller Amount                             $    813,828,197.78
End of the Month Seller Percentage                                      74.15%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                               RECEIVABLES

       30-59 Days Delinquent                               $     21,943,463.18
       60-89 Days Delinquent                               $     17,006,597.57
       90+ Days Delinquent                                 $     38,078,438.76

       Total 30+ Days Delinquent                           $     77,028,499.51
       Delinquent Percentage                                             6.67%

Defaulted Accounts During the Month                        $      7,976,691.31
Annualized Default Percentage                                            8.57%

Principal Collections                                           132,197,617.02
Principal Payment Rate                                                  11.84%

Total Payment Rate                                                      12.76%

INVESTED AMOUNTS

       Class A Initial Invested Amount                     $    273,750,000.00
       Class B Initial Invested Amount                     $     26,250,000.00

INITIAL INVESTED AMOUNT                                    $    300,000,000.00

       Class A Invested Amount                             $    136,875,000.00
       Class B Invested Amount                             $     30,625,000.00

INVESTED AMOUNT                                            $    167,500,000.00

FLOATING ALLOCATION PERCENTAGE                                          17.04%
PRINCIPAL ALLOCATION PERCENTAGE                                         31.33%

MONTHLY SERVICING FEE                                      $        209,375.00

INVESTOR DEFAULT AMOUNT                                    $      1,359,060.68

CLASS A AVAILABLE FUNDS --

CLASS A FLOATING PERCENTAGE                                             83.91%

       Class A Finance Charge Collections                  $      2,705,271.00
       Other Amounts                                       $              0.00

TOTAL CLASS A AVAILABLE FUNDS                              $      2,705,271.00

       Class A Monthly Interest                            $        673,881.25
       Class A Servicing Fee                               $        171,093.75
       Class A Investor Default Amount                     $      1,140,360.64

TOTAL CLASS A EXCESS SPREAD                                $        719,935.36

REQUIRED AMOUNT                                            $              0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING PERCENTAGE                                             16.09%

       Class B Finance Charge Collections                  $        521,372.84
       Other Amounts                                       $              0.00

TOTAL CLASS B AVAILABLE FUNDS                              $        521,372.84

       Class B Monthly Interest                            $        154,350.00
       Class B Servicing Fee                               $         38,281.25

TOTAL CLASS B EXCESS SPREAD                                $        328,741.59

EXCESS SPREAD --

TOTAL EXCESS SPREAD                                        $      1,048,676.95

       Excess Spread Applied to Required Amount            $              0.00

       Excess Spread Applied to Class A Investor           $              0.00
       Charge Offs

       Excess Spread Applied to Class B Items              $        218,700.04

       Excess Spread Applied to Class B Investor           $              0.00
       Charge Offs

       Excess Spread Applied to Monthly Cash               $          5,480.90
       Collateral Fee

       Excess Spread Applied to Cash Collateral            $              0.00
       Account

       Excess Spread Applied to other amounts owed         $              0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                $        824,496.01

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                          $      2,094,180.71

SERIES 1995-1 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO             $              0.00
SERIES 1995-1

       Excess Finance Charge Collections Applied to        $              0.00
       Required Amount

       Excess Finance Charge Collections Applied to        $              0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to        $              0.00
       Class B Items

       Excess Finance Charge Collections Applied to        $              0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to        $              0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to        $              0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to        $              0.00
       other amounts owed Cash Collateral Depositor

YIELD AND BASE RATE --

       Base Rate (Current Month)                                         7.60%
       Base Rate (Prior Month)                                           7.56%
       Base Rate (Two Months Ago)                                        7.52%

THREE MONTH AVERAGE BASE RATE                                            7.56%

       Portfolio Yield (Current Month)                                  11.78%
       Portfolio Yield (Prior Month)                                    15.23%
       Portfolio Yield (Two Months Ago)                                 16.67%

THREE MONTH AVERAGE PORTFOLIO YIELD                                     14.56%

PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                            91.25%

       Class A Principal Collections                       $     37,798,426.83



CLASS B PRINCIPAL PERCENTAGE                                             8.75%

       Class B Principal Collections                       $      3,624,506.69

TOTAL PRINCIPAL COLLECTIONS                                $     41,422,933.52

INVESTOR DEFAULT AMOUNT                                    $      1,359,060.68

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER          $              0.00
SERIES

CLASS A AMORTIZATION --

       Controlled Amortization Amount                      $     22,812,500.00
       Deficit Controlled Amortization Amount              $              0.00

CONTROLLED DISTRIBUTION AMOUNT                             $     22,812,500.00

CLASS B AMORTIZATION --

       Controlled Amortization Amount                      $              0.00
       Deficit Controlled Amortization Amount              $              0.00

CONTROLLED DISTRIBUTION AMOUNT                             $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL        $     19,969,494.20
SHARING

INVESTOR CHARGE OFFS --

CLASS A INVESTOR CHARGE OFFS                               $              0.00

CLASS B INVESTOR CHARGE OFFS                               $              0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                    $              0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                    $              0.00

CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                     $     18,809,375.00
       Available Cash Collateral Amount                    $     18,809,375.00

INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Payments                  $              0.00
       Class B Interest Rate Cap Payments                  $              0.00

TOTAL DRAW AMOUNT                                          $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                            $              0.00


                                     First USA Bank, NA,
                                     as Servicer


                                     By: /s/ Tracie H. Klein
                                         ---------------------
                                         Tracie H. Klein
                                         First Vice President